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                        The Prudential Series Fund, Inc.
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                          Prospectus dated May 1, 2001
                       Supplement dated December 18, 2001

   Effective December 20, 2001, EARNEST Partners, LLC will replace The Dreyfus Corporation (Dreyfus) as subadviser to the small-cap and mid-cap value portion of the Diversified Conservative Growth Portfolio.

   The following replaces the discussion of Dreyfus in the section of the prospectus titled 'How the Fund is Managed - Portfolio Managers:'

        EARNEST Partners, LLC (EARNEST Partners) is subadviser to the small-cap and mid-cap value portion of the Diversified Conservative Growth Portfolio. EARNEST Partners, a registered investment adviser, is a wholly owned subsidiary of EARNEST Holdings, LLC. In 1998, shortly after EARNEST Partners was formed in 1997, the firm merged with Connor & Associates, a small-cap equity management firm that was established in 1993. In 1999, EARNEST Partners merged with Investek Capital Management, Inc., a fixed-income management firm that was established in 1989. EARNEST Partners had $3.1 billion in assets under management as of September 30, 2001. EARNEST Partners' address is 75 14th St., Suite 2300, Atlanta, GA 30309.

        Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners portion of the Diversified Conservative Growth Portfolio. A founding member of EARNEST Partners, he served as a Global Partner of and portfolio manager with INVESCO Capital Management from 1991 to 1998.